Inv Adv | Spartan 500 Index Fund
Supplement to the
Spartan® 500 Index Fund
Investor Class and Fidelity Advantage Class
April 29, 2011
Prospectus
The following supplements similar information found under the heading "Principal Investment Risks" in the "Fund Summary" section on page 4.
  Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as transaction costs, sample selection, and timing differences associated with additions to and deletions from the index.